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                                 EXHIBIT 23(c)

                       CONSENT OF PIPER & MARBURY L.L.P.
                       ---------------------------------


     We hereby consent to the use in this Registration Statement of the opinion filed as Exhibit 8 hereto and to the reference to our firm under the heading "Legal Matters" in the Proxy Statement/Prospectus included in the Registration Statement.


Baltimore, Maryland                       PIPER & MARBURY L.L.P.


December ____, 1995                       By:
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